EXHIBIT 10.3
EXECUTION VERSION

AMENDMENT NO. 1

This AMENDMENT (this “Amendment”) dated as of October 7, 2011 is by and between NRG West Holdings LLC, as Borrower and Credit Agricole Corporate and Investment Bank, as Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in Appendix A to the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement, dated as of August 23, 2011 (the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Requisite Financing Parties approve the amendment of the Credit Agreement on the terms and subject to the conditions herein specified; and

WHEREAS, the Requisite Financing Parties have consented to the amendment of the Credit Agreement on the terms and subject to the conditions herein specified and directed the Administrative Agent to therefore execute and deliver this Amendment in accordance with Section 11.10 of the Credit Agreement;

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby established and confirmed, the parties hereto hereby agree as follows:

1.Amendments to the Credit Agreement. The Parties hereby agree that as of the date hereof, the Credit Agreement is hereby amended as follows:

(a)By deleting the definition of “Affiliate O&M Fee” in Appendix A of the Credit Agreement in its entirety and replacing it with the following new definition:

““Affiliate O&M Fee” means all amounts, whether fees or otherwise, payable by the Borrower or any other Borrower Party to any Affiliated Project Party pursuant to any Affiliated Project Document, other than Reimbursable Expenses (as such term is defined in the O&M Agreement, Project Administration Agreement or Construction Management Agreement).”

(b)By deleting the definition of “EPC Contracts” in Appendix A of the Credit Agreement in its entirety and replacing it with the following new definition:

““EPC Contracts” means any Project Document providing for construction services on, or delivery of any equipment or materials to, the Site.”

Agreement:

(c)	By inserting the following new definition in Appendix A to the Credit

““Material EPC Contracts” means the (i) BOP Contract, the BOP Guaranty, the Construction Management Agreement, the Equipment Purchase Agreement, the Equipment Supplier Guaranty, the Equipment Services Agreement, the Equipment Servicer Guaranty, the Construction Coordination Agreement, the Project Labor Agreement and the Assignment of Project Labor Agreement and (ii) each other EPC Contract or series of related EPC Contracts with the same contractor, vendor or supplier wherein the aggregate cost or value of goods and services to be acquired by any Borrower Party pursuant thereto either (x) could reasonably be expected to exceed $2,000,000 or the equivalent in any other currency or (y) are not reflected in the then-current Construction Budget (as confirmed by the Administrative Agent in consultation with the Independent Engineer).”

(d)By deleting the words “any and all EPC Contracts” in the last line of the definition of “Material Project Document” in Appendix A of the Credit Agreement and inserting the words “any and all Material EPC Contracts” in lieu thereof.

(e)By deleting Schedule 5.7 to the Credit Agreement in its entirety and replacing it with the new Schedule 5.7 as set forth in Appendix A hereto.

(f)By inserting the following proviso at the end of Section 7.14(i) of the Credit Agreement:

“provided, that, no Borrower Party shall be required to enter into or obtain such Consent Agreement and related opinion pursuant to this Section 7.14(i) in respect of any EPC Contract or series of related EPC Contracts with the same contractor, vendor or supplier where the aggregate cost or value of goods and services to be acquired by any Borrower Party pursuant thereto could not reasonably be expected to exceed $5,000,000 or the equivalent in any other currency.”

2.	Waivers; Etc.

(a)The Administrative Agent, at the direction of the Requisite Creditors, hereby waives each Default or Event of Default that occurred on or prior to the date hereof to the extent that (but solely to the extent that) such Default or Event of Default would not have occurred if this Amendment were effective as of the date of the underlying circumstance, action or other event that gave rise to such Default or Event of Default.

(b)Except as expressly provided in this Amendment, (i) all of the terms and conditions of the Financing Documents remain in full force and effect and none of such terms and conditions are, or shall be construed as, otherwise amended or modified and (ii) neither the Administrative Agent nor any Financing Party waives any Default or Event of Default, or any right or remedy available to the Administrative Agent or any Financing Party under the Financing Documents, whether any such defaults, rights or remedies presently exist or arise in the future. Notwithstanding anything contained herein, the waivers, consents and amendments contained in this Amendment (i) are limited as specified, (ii) are effective only with respect to the transactions described in this Amendment for the specific instance and the specific purpose for which it is given, (iii) shall not be effective for any other purpose or transaction and (iv) do not constitute an amendment or basis for a subsequent consent or waiver of any of the provisions of the Financing Documents.

3.Representations and Warranties.    The Borrower hereby represents and warrants that each of the representations and warranties set forth in the Credit Agreement are true and correct on and as of the date hereof as they relate to the execution and delivery of this Amendment and are otherwise true and correct on the date hereof in all material respects after giving effect thereto.

4.Full Force and Effect; Ratification. This Amendment shall be construed in connection with and as part of the Credit Agreement, and except as modified and expressly amended by this Amendment, all terms, conditions and covenants contained in the Credit Agreement are hereby ratified and shall remain in full force and effect, enforceable in accordance with their respective terms.

5.References to the Credit Agreement.    Any and all notices, requests, certificates and other instruments executed and delivered after the Effective Date may refer to any Financing Document without making specific reference to this Amendment but nevertheless all such references shall include this Amendment unless the context otherwise requires.

6.Financing Document. Each of the parties hereto acknowledges and agrees that this Amendment shall be deemed a “Financing Document” for all purposes under the Credit Agreement.

7.Governing Law. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF- LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF the parties have caused this Amendment to be executed as of the day and year first above written.

NRG WEST HOLDINGS LLC,
as Borrower

By: /s/ Scott Valentino
Name: Scott Valentino
Title: President

NEWYORK 8279050 (2K)    Signature Page to Amendment Agreement

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as Administrative Agent

By: /s/ Edward Chu
Name:Edward Chu
Title: Vice President

By: /s/ Schillio
Name: Schillio
Title: Director

SCHEDULE 5.7 MATERIAL PROJECT DOCUMENTS

PART A.

Site, Lease and Easement Agreements
1. Option Agreement, dated March 4, 2008, by and between El Segundo Power, LLC and El Segundo Energy Center LLC *
2. Option Agreement, dated March 4, 2008, by and between El Segundo Power II LLC and El Segundo Energy Center LLC *
3. Amended and Restated Ground Lease and Easement Agreement, by and between El Segundo Power, LLC, and El Segundo Energy Center LLC, dated as of July 15, 2011*
4. Amended and Restated Easement Agreement by and between El Segundo Energy Center LLC and El Segundo Power II LLC, dated as of July 15, 2011 *
Equipment, Construction and Labor Agreements
1. Construction Management Agreement, by and between El Segundo Energy Center LLC and NRG Construction LLC, dated as of March 31, 2011*
2. Equipment Purchase Agreement, dated as of July 15, 2010, by and between
NRG West Holdings LLC and Siemens Energy, Inc., as modified by Change Order No. 1, dated December 30, 2010, Change Order No. 2, dated February 24,
2011, Change Order No. 3, dated May 13, 2011, and Change Order No. 4, dated
August 12, 2011

3. Service Agreement, dated as of July 19, 2010, by and between NRG West
Procurement Company LLC and Siemens Energy, Inc., as modified by Change Order No. 1, dated December 30, 2010, Change Order No. 2, dated May 13,
2011, Change Order No. 3, dated June 16, 2011, and Change Order No. 4, dated
August 12, 2011

4. Amended and Restated Construction Agreement by and between ARB, Inc. and
El Segundo Energy Center LLC, dated as of June 6, 2011, as amended by the First Amendment thereto, dated as of August 17, 2011

5. Limited Assignment of Rights by and between El Segundo Energy Center LLC and Fidelity National Title Insurance Company, dated as of August 23, 2011
6. Construction Coordination Agreement by and among El Segundo Energy Center LLC, NRG West Procurement Company LLC, Siemens Energy, Inc. and ARB,

Inc., dated as of March 31, 2011
7. Transfer Agreement, dated as of May 2, 2011, by and between NRG West Holdings LLC and NRG West Procurement Company LLC*
8. Project Labor Agreement by and among El Segundo Power II LLC, the State
Building and Construction Trades Council of California, and its affiliated local unions who have executed the Agreement, dated as of 2001

9. Assignment of Project Labor Agreement by El Segundo Power II LLC to El Segundo Energy Center LLC, dated January 3, 2011 *
Interconnection Agreements
10. Large Generator Interconnection Agreement (LGIA) among El Segundo Power
II LLC, Southern California Edison Company and California Independent System Operator Corporation, with an effective date of March 9, 2007

11. First Amendment to LGIA with an effective date of December 1, 2007
12. Second Amendment to LGIA with an effective date of July 24, 2009
13. LGIA Assignment and Assumption Agreement, by and between El Segundo Power II LLC, and El Segundo Energy Center LLC, dated as of March 7, 2011 *
14. Third Amendment to LGIA among El Segundo Energy Center LLC, Southern California Edison Company and California Independent System Operator Corporation, dated as of March 14, 2011
15. Standard Large Generator Interconnection Agreement (LGIA) among El
Segundo Energy Center LLC, Southern California Edison Company and California Independent System Operator Corporation, as accepted by the Federal Energy Regulatory Commission in Docket No. ER11-3165 on April 20, 2011.

Project Agreements
16. Operation and Maintenance Management Agreement, between El Segundo Energy Center LLC and NRG El Segundo Operations Inc. dated as of March 31, 2011*
17. Project Administration Services Agreement, by and among Natural Gas Repowering LLC, El Segundo Energy Center LLC and NRG West Coast LLC, dated as of March 31, 2011*
18. Energy Marketing Services Agreement, by and between NRG Power Marketing LLC and El Segundo Energy Center LLC, dated as of March 31, 2011*
19. Amended and Restated Power Purchase Tolling Agreement by and between

Southern California Edison Company and El Segundo Energy Center LLC, dated August 24, 2010, as amended by the First Amendment thereto, dated August 23, 2011
20. Facilities Services Agreement, dated February 28, 2011, by and between El Segundo Power, LLC and Plains West Coast Terminals LLC
21. Amended and Restated Facilities Services Agreement dated March 30, 2011, by and between El Segundo Power, LLC and Southern California Edison Company
22. Shared Facilities Agreement by and between El Segundo Power, LLC and El Segundo Energy Center LLC dated as of March 31, 2011 *
23. Shared Facilities Agreement by and between El Segundo Power II LLC and El Segundo Energy Center LLC dated as of March 31, 2011 *
24. Memorandum of Understanding between El Segundo Energy Center LLC and El
Segundo Power, LLC, dated as of January 31, 2011, to establish priority usage of firm transfer capacity on the Southern California Gas Company pipeline system to the El Segundo site *

25. Contract Relating to Delivery of Recycled Water to City Water Corporation and
El Segundo Energy Center LLC, by and among West Basin Municipal Water District, El Segundo Energy Center LLC and the City of El Segundo, dated as of January 24, 2011

26. Purchase and Sale Agreement, by and between El Segundo Power, LLC and El Segundo Energy Center LLC, dated as of April 30, 2010, relating to Emission Reduction Credits*
27. Purchase and Sale Agreement, by and between El Segundo Power, LLC and El Segundo Energy Center LLC, dated as of February 23, 2011, relating to NOx RECLAIM Trading Credits and SO2 Allowances*
28. Assignment of Permit Rights, by and between El Segundo Power II LLC and El Segundo Energy Center LLC, dated as of February 27, 2008*
29. Program Parts, Miscellaneous Hardware, Program Management Services and
Scheduled Outage Services Contract, by and between El Segundo Energy Center LLC and Siemens Energy, Inc., dated as of February 11, 2011

30. Guaranty by Siemens Corporation, dated November 2, 2010, for the benefit of
NRG West Procurement Company and NRG West Holdings LLC relating to the Service Agreement and the Equipment Purchase Agreement

31. Guaranty by Primoris Services Corporation, dated June 9, 2011, for the benefit of El Segundo Energy Center LLC, relating to the Construction Agreement
32. Performance Bond from Liberty Mutual Insurance Company issued in favor of

El Segundo Energy Center LLC, dated June 8, 2011 (as amended by the first rider thereto, dated June 8, 2011, and the second rider thereto, dated August 17, 2011)
33. Guaranty by NRG West Holdings LLC, dated August 22, 2011, for the benefit of ARB, Inc., relating to the Construction Agreement
34. Consent to Assignment for LGIA by and among Southern California Edison
Company, the California Independent System Operator Corporation, El Segundo Power II, LLC and El Segundo Energy Center LLC, dated as of March 7, 2011

35. Letter from Southern California Gas Company, dated October 14, 2010, relating to firm gas transportation service request for El Segundo facility
36. Environmental Indemnity and Guaranty Agreement, dated August 23, 2011, between NRG Energy, Inc. and El Segundo Energy Center LLC
Other Contracts
37. Limited Liability Company Agreement of Natural Gas Repowering LLC, dated as of February 24, 2011*
38. Limited Liability Company Agreement of NRG West Procurement Company LLC, dated as of June 2, 2010*
39. Third Amended & Restated Limited Liability Company Agreement of NRG West Holdings LLC, dated as of June 21, 2011*
40. Second Amended & Restated Limited Liability Company Agreement of El Segundo Energy Center LLC, dated as of June 2, 2010*
41. Title Indemnity, dated as of August 23, 2011, made by NRG Repowering Holdings in favor of Fidelity National Title Insurance Company.
42. Certificate by El Segundo Energy Center LLC to Fidelity National Title Insurance Company dated as of August 23, 2011
43. Document Collection and Review Agreement between Fidelity National Title Insurance Company and El Segundo Energy Center LLC, dated as of August 23, 2011
44. Purchase Order #0082010 by and between El Segundo Energy Center LLC and URS Energy &Construction Inc., dated September 8, 2010, relating to owner’s engineer services
45. Purchase Order #C80731200 by and between El Segundo Energy Center LLC and AIMS Corporation, dated July 16, 2008, relating to Chief Building Officer services
46. Purchase Order #M062311 by and between El Segundo Energy Center LLC and McGriff Seibels &Williams Inc. relating to builders risk insurance

PART B
1. Land Lease by and between First Industrial, L.P. and El Segundo Energy Center LLC, dated as of July 1, 2010

2. First Amendment to Lease by and between First Industrial, L.P. and El Segundo Energy Center LLC, dated as of September 22, 2010
3. License Agreement, dated March 31, 2011, by and between Long Beach Generation, LLC and El Segundo Energy Center LLC
4. License Agreement by and between Chevron Products Company, a division of Chevron U.S.A. Inc. and El Segundo Energy Center LLC, dated as of April 27, 2011
5. Letter Agreement by and between Chevron Products Company, a division of
Chevron U.S.A. Inc. and El Segundo Energy Center LLC, dated as of April 28, 2001, setting forth Change No. 1 to approved scope of work for License Agreement

6. Collectible Work Authorization by and between El Segundo Energy Center LLC and Southern California Gas Company, effective as of July 6, 2011
7. Letter from City of Manhattan Beach, California to El Segundo Energy Center, dated February 9, 2011, regarding City’s intention to provide sewer service
8. Memorandum of Understanding, dated August 16, 2010, by and between El Segundo Energy Center LLC and West Basin Municipal Water District for Procurement of Pipeline Design Services
9. Amendment Number 1 to Memorandum of Understanding, dated December 20,
2010, by and between El Segundo Energy Center LLC and West Basin Municipal Water District for Procurement of Pipeline Design Services

10. Memorandum of Understanding relating to the purchase and sale of ammonia and the construction of related facilities dated as of February 22, 2011 by and between El Segundo Energy Center LLC and Chevron Products Company

11. Union Pacific Rail Access Memorandum of Understanding, by and between Union Pacific Railroad Company and El Segundo Energy Center LLC, dated as of June 23, 2011
12. Facilities Services Agreement, dated April 1, 1998, by and between El Segundo Power, LLC and Southern California Edison Company
13. Assignment and Assumption Agreement, dated July 8, 2011, by and between NRG Repowering Holdings LLC and NRG West Holdings LLC relating to Agreement with SAIC
14. Professional Services Agreement dated November 4, 2010, together with Task
Authorizations dated November 12, 2010, April 22, 2011, May 23, 2011, and July 1, 2011, by and between SAIC Energy, Environment & Infrastructure, LLC, and NRG West Holdings LLC (as successor-in-interest to NRG Repowering Holdings LLC

15. Agreement between NRG Western Affiliate Services Inc. and Utility Workers Union of America Local 246, effective March 1, 2009
16. Retainage Escrow Agreement, among California Bank and Trust, El Segundo Energy Center LLC and ARB Inc., dated as of May 18, 2011
17. Purchase Order #D082211 by and between El Segundo Energy Center LLC and J. A. Placek Construction Company, dated June 15, 2011, relating to rail spur engineering and construction
18. Purchase Order #D071111 by and between El Segundo Energy Center LLC and Granite Construction Company, dated May 14, 2010, relating to roadways and access modifications
19. Purchase Order #M071411 by and between El Segundo Energy Center LLC and Granite Construction Company, dated November 23, 2010, relating to tank farm area grading
20. Purchase Order #M052311 by and between El Segundo Energy Center LLC and RSC EQUIPMENT RENTAL, dated January 14, 2011, relating to temporary lighting in tank farm area
21. Purchase Order #M090211 by and between El Segundo Energy Center LLC and Granite Construction Company, dated September 1, 2011, relating to south tank farm area civil and mechanical work
22. Purchase Order #M1220103 by and between El Segundo Energy Center LLC and KM Industrial Inc., dated May 11, 2010, relating to storm water cleanup
23. Purchase Order #O120910 by and between El Segundo Energy Center LLC and Peerless Pump Company, dated December 9, 2010, relating to relocation of fire water pumps
24. Purchase Order #P0726101 by and between El Segundo Energy Center LLC and Tarsco Inc., dated June 10, 2010, relating to relocation of fire water tank
25. Purchase Order #O060411 by and between El Segundo Energy Center LLC and Wesco, dated April 8, 2011, relating to fire water service water projects
26. Purchase Order #M061611 by and between El Segundo Energy Center LLC and AECOM Inc., dated May 23, 2011, relating to landscaping and irrigation
27. Purchase Order #M082911 by and between El Segundo Energy Center LLC and AECOM Technical Services Inc., dated July 23, 2008, relating to landscaping and irrigation
28. Purchase Order #M0404111 by and between El Segundo Energy Center LLC and Caltrol Inc., dated July 20, 2010, relating to water system
29. Purchase Order #M042111 by and between El Segundo Energy Center LLC and Performance Mechanical Inc., dated September 20, 2010, relating to water system
30. Purchase Order #M080211 by and between El Segundo Energy Center LLC and Motion Industries Inc., dated July 22, 2010, relating to water system
31. Purchase Order #M080411 by and between El Segundo Energy Center LLC and Gexpro, dated May 23, 2011, relating to water system
32. Purchase Order #M081011 by and between El Segundo Energy Center LLC and FLW Inc., dated August 15, 2011, relating to water system
33. Purchase Order #M121410 by and between El Segundo Energy Center LLC and FLW Inc., dated April 8, 2011, relating to water system

34. Purchase Order #O082311, by and between El Segundo Energy Center LLC and Performance Mechanical Inc., dated July 23, 2008, relating to water system
35. Purchase Order #M0222111 by and between El Segundo Energy Center LLC and Performance Mechanical Inc., dated June 28, 2010, relating to water system
36. Purchase Order #O053111 by and between El Segundo Energy Center LLC and Rosemount Inc., dated January 26, 2011, relating to water system
37. Purchase Order #O060811 by and between El Segundo Energy Center LLC and Caltrol Inc., dated February 22, 2011, relating to water system
38. Purchase Order #O060911 by and between El Segundo Energy Center LLC and Yokogawa Corporation of America, dated June 9, 2011, relating to water system
39. Purchase Order #O061311 by and between El Segundo Energy Center LLC and Jensen Precast, dated April 21, 2011, relating to water system
40. Purchase Order #O062411 by and between El Segundo Energy Center LLC and Jensen Precast, dated August 17, 2011, relating to water system
41. Purchase Order #M0127111 by and between El Segundo Energy Center LLC and Tarsco Inc., dated June 28, 2010, relating to water system
42. Purchase Order #M0214111 by and between El Segundo Energy Center LLC and Performance Mechanical Inc., dated June 28, 2010, relating to water system
43. Purchase Order #M041811 by and between El Segundo Energy Center LLC and Yokogawa Corporation of America, dated September 15, 2010, relating to water system
44. Purchase Order #M042111 by and between El Segundo Energy Center LLC and Performance Mechanical Inc., dated September 20, 2010, relating to water system
45. Purchase Order #M0511111 by and between El Segundo Energy Center LLC and Jensen Precast, dated May 11, 2011, relating to water system
46. Purchase Order #M061711 by and between El Segundo Energy Center LLC and Morrow-Meadows Corporation, dated June 24, 2011, relating to water system
47. Purchase Order #M1213101 by and between El Segundo Energy Center LLC and Performance Mechanical Inc., dated April 8, 2011, relating to water system
48. Purchase Order #M121410 by and between El Segundo Energy Center LLC and FLW Inc., dated April 8, 2011, relating to water system
49. Purchase Order #M090711 by and between El Segundo Energy Center LLC and Morrow-Meadows Corporation, dated September 7, 2011, relating to water system
50. Purchase Order #M091311 by and between El Segundo Energy Center LLC and Applied Engineering Concepts Inc., dated September 13, 2011, relating to water system
51. Purchase Order #O062511 by and between El Segundo Energy Center LLC and Performance Mechanical Inc., dated August 23, 2011, relating to water system
52. Purchase Order #O051611 by and between El Segundo Energy Center LLC and Malcolm Drilling Company Inc., dated December 29, 2010, relating to shoring support
53. Purchase Order #O090211 by and between El Segundo Energy Center LLC and Baker Corp., dated September 6, 2011, relating to dewatering treatment system
54. Purchase Order #M111910 by and between El Segundo Energy Center LLC and

BARNHART, dated September 27, 2010, relating to heavy haul studies
55. Purchase Order #O061411 by and between El Segundo Energy Center LLC and Jensen Precast, dated December 29, 2010, relating to sewer line
56. Purchase Order #O010411 by and between El Segundo Energy Center LLC and Power Engineers Inc., dated September 9, 2010, relating to engineering services
57. Purchase Order #O042511 by and between El Segundo Energy Center LLC and Ninyo & Moore Inc., dated December 8, 2010, relating to engineering services
58. Purchase Order #O0501111 by and between El Segundo Energy Center LLC and Eichleay Engineers Inc. of Southern California, dated December 29, 2010, relating to engineering services
59. Purchase Order #O112410 by and between El Segundo Energy Center LLC and Psomas, dated September 27, 2010, relating to engineering services
60. Purchase Order #C80531185 by and between El Segundo Energy Center LLC and RBF Consulting, dated October 15, 2010, relating to environmental compliance accounting change
61. Purchase Order #M082411 by and between El Segundo Energy Center LLC and Office Team, dated July 23, 2008, relating to administrative agent to the Chief Building Officer
62. Purchase Order #M032811 by and between El Segundo Energy Center LLC and Modular Space Corporation, dated July 9, 2010, relating to construction and project management
63. Purchase Order #M040711 by and between El Segundo Energy Center LLC and C.C. Layne & Sons Inc., dated April 7, 2011, relating to construction and project management
64. Purchase Order #M040811 by and between El Segundo Energy Center LLC and Performance Mechanical Inc., dated July 22, 2010, relating to construction and project management
65. Purchase Order #M0408111 by and between El Segundo Energy Center LLC and Pacific Industrial Electric, dated August 20, 2010, relating to construction and project management
66. Purchase Order #M042611 by and between El Segundo Energy Center LLC and Staples Business Advantage, dated December 8, 2010, relating to construction and project management
67. Purchase Order #M060711 by and between El Segundo Energy Center LLC and Modular Space Corporation, dated February 14, 2011, relating to construction and project management
68. Purchase Order #M0727112 by and between El Segundo Energy Center LLC and Building Electronic Controls Inc., dated July 27, 2011, relating to construction and project management
69. Purchase Order #M072811 by and between El Segundo Energy Center LLC and South Coast Copy Systems Inc., dated June 1, 2011, relating to construction and project management
70. Purchase Order #M0924101 by and between El Segundo Energy Center LLC and Cintas Corporation Location 426, dated October 5, 2010, relating to construction and project management
71. Purchase Order #M100510 by and between El Segundo Energy Center LLC and

Modular Space Corporation, dated September 7, 2011, relating to construction and project management
72. Purchase Order #M101510 by and between El Segundo Energy Center LLC and A-1 Coast Rentals, dated May 20, 2010, relating to construction and project management
73. Purchase Order #M111010 by and between El Segundo Energy Center LLC and Arrowhead Spring Water Div of Nestle, dated August 22, 2011, relating to construction and project management
74. Purchase Order #O043011 by and between El Segundo Energy Center LLC and Performance Mechanical Inc., dated December 13, 2010, relating to construction and project management
75. Purchase Order #O050111 by and between El Segundo Energy Center LLC and C.C. Layne & Sons Inc., dated December 15, 2010, relating to construction and project management
76. Purchase Order #P0714103 by and between El Segundo Energy Center LLC and A-1 Coast Rentals, dated May 14, 2010, relating to construction and project management
77. Purchase Order #O091511 by and between El Segundo Energy Center LLC and KPMG LLP, dated September 16, 2011, relating to construction and project management
78. Purchase Order #M091511 by and between El Segundo Energy Center LLC and Performance Mechanical Inc., dated September 16, 2011, relating to construction and project management
79. Purchase Order #O080911 by and between El Segundo Energy Center LLC and Presidio Networked Solutions, dated August 9, 2011, relating to construction and project management
80. Purchase Order #O081011 by and between El Segundo Energy Center LLC and Datatech Electronics Corp., dated August 10, 2011, relating to construction and project management
81. Purchase Order #O081111 by and between El Segundo Energy Center LLC and Network Hardware Resale, dated August 11, 2011, relating to construction and project management
82. Purchase Order #M081811 by and between El Segundo Energy Center LLC and PA Consulting Group Inc., dated September 7, 2011, relating to consultant for energy market expert services
83. Purchase Order #C80631196A by and between El Segundo Energy Center LLC and Noble Consultants Inc., dated May 14, 2010, relating to coastal monitoring 2011-2013
84. Purchase Order #M111710 by and between El Segundo Energy Center LLC and AECOM Inc., dated May 7, 2010, relating to environmental support
85. Purchase Order #M090111 by and between El Segundo Energy Center LLC and AECOM Technical Services Inc., dated September 1, 2011, relating to environmental support
86. Purchase Order #P0513106 by and between El Segundo Energy Center LLC and John Minch & Associates Inc., dated August 31, 2011, relating to environmental support

87.	Purchase Order #82913 by and between El Segundo Energy Center LLC and Sierra Research Inc., dated November 17, 2010, relating to environmental support

88.	Purchase Order #C80631196A by and between El Segundo Energy Center LLC and Noble Consultants Inc., dated May 14, 2010, relating to shoreline monitoring 2008-2011